Annual
Report


[graphic omitted]


                                DECEMBER 31, 2001





TEMPLETON DRAGON FUND, INC.





[logo omitted]
FRANKLIN TEMPLETON INVESTMENTS

[photo omitted]


MARK MOBIUS, PH.D.
PRESIDENT
TEMPLETON DRAGON FUND, INC.

Mark Mobius has been living in emerging market countries since earning his Ph.D. in economics and political science at Massachusetts Institute of Technology in 1964. During his extensive travels, he has acquired a thorough knowledge of business practices and customs unique to developing nations.

SHAREHOLDER LETTER


-------------------------------------------------------------------------------
YOUR FUND'S GOAL: TEMPLETON DRAGON FUND SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING AT LEAST 45% OF ITS TOTAL ASSETS IN THE EQUITY SECURITIES OF "CHINA COMPANIES," AS DEFINED IN THE FUND'S PROSPECTUS.
-------------------------------------------------------------------------------


Dear Shareholder:

This annual report for Templeton Dragon Fund covers the period ended December 31, 2001. During the year under review, China entered the World Trade Organization (WTO) in December, ending its 15-year quest. Many observers expect China's accession to bring with it a wide range of reforms, which we believe would further open its economy and lead to greater global integration and increased access for foreign investors. We expect the country's entry to the WTO may bode well for its stock markets if reforms follow that lead to better corporate governance, particularly in regard to increased transparency and protection for minority shareholders. The government announced that foreign firms would eventually be allowed to sell shares in a type of depositary receipt system, foreign fund managers would be able to establish joint ventures with local firms to manage mutual funds for Chinese investors, and foreign investors would be able to buy mutual funds invested in the domestic, Chinese stock market. Another positive change, in our view,






The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 11.


CONTENTS

Shareholder Letter ..................  1

Performance Summary .................  7

Important Notice to
Shareholders ........................  8

Financial Highlights &
Statement of Investments ............ 10

Financial Statements ................ 14

Notes to
Financial Statements ................ 17

Independent
Auditors' Report .................... 21

Tax Designation ..................... 25

Directors and Officers .............. 26







[graphic omitted]
FUND CATEGORY
Global
was President Bush's certification to grant permanent normal trade relations to China with the U.S., which should further support Chinese businesses.

Despite slowing global economic growth during the reporting period, China's economy grew an annualized 7% in the third quarter after expanding an annualized 7.9% in the first half of 2001./1/ Moreover, according to government estimates, China's successful bid to host the 2008 Olympic Games could add an average of 0.3% to 0.4% to its annual growth in the next seven years./2/ During 2001, foreign direct investment into China rose 14.9% to US$46.8 billion as firms sought to enter the market in hopes of benefiting from the nation's entry into the WTO./3/

Soon after China's approval into the WTO, Taiwan's entry also was approved. In a move aimed at improving the island's economic status, Taiwan officially lifted a 50-year ban on direct trade and investment in China. But trade flows between Taiwan and China fell 10.1% during the first nine months of 2001 compared with the same period in 2000./4/ Taiwan's gross domestic product (GDP) contracted
4.2% in third quarter 2001 compared with third quarter 2000, as global demand for exports continued to deteriorate, compared with a 2.4% decline in the second quarter of 2001 versus the second quarter of 2000./5/ October exports declined more than 12% compared to a year earlier, after falling a record 27% in September.

Hong Kong's third quarter 2001 GDP contracted 0.3% versus third quarter 2000, compared to a 0.8% expansion in second quarter 2001 versus second quarter 2000. In our view, if falling export revenues, low domestic demand and persistent deflation and unemployment continue, these trends may lead to slower





1. Source: Kyodo News Service.
2. Source: CBNet; Asian Information Resources Limited.
3. Source: ChinaOnline.
4. Source: AFX News Limited.
5. Source: Finanical Times Information; China Economic News Service.

economic growth. Hong Kong's government cut its 2001 growth forecast from 1% to 0%. Third quarter unemployment jumped to 5.3% from 4.5% in the preceding quarter.4 On the brighter side, Hong Kong was named the world's freest economy in the Heritage Foundation survey for the eighth consecutive year./6/

In November 2001 elections, Taiwanese President Chen Shui-bian's Democratic Progressive Party replaced the Kuomintang as the largest party in the legislature with 87 out of 225 seats. The market considered this positive news because it should make Taiwan politics more transparent. While urging China to accept the people's choice for independence, Chen reassured China that he would not make any major cross-strait policy changes. Mainland leaders have refused to negotiate with Chen unless he concedes to the One China policy.

In early November, Hu Jintao, Vice President of the Chinese government and Vice Chairman of the Central Military Commissions, made his first visits to England, France, Germany and several other European countries to promote trade and bilateral relationships. According to the THE ECONOMIST, Hu may succeed President Jiang Zemin when Jiang retires as the Communist party's political leader, possibly by 2003. Many believe Hu's trip was aimed at exposing him to western leaders, which could in turn help lead to a smooth transition of leadership. China successfully hosted the Asia-Pacific Economic Cooperation
(APEC) summit in Shanghai in October. During the summit, Asian leaders discussed the challenges and benefits of globalization and the new economy brought forth by advanced technologies. Additionally, for the first time, the leaders issued a joint statement on countering terrorism.




GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
12/31/01
[pie chart omitted]

China                                                  42.2%
Hong Kong                                              41.3%
Taiwan                                                 10.1%
Short-Term Investments & Other Net Assets               6.4%


6. Source: South China Morning Post Ltd.

TOP 10 HOLDINGS
12/31/01

COMPANY
SECTOR/INDUSTRY,                                       % OF TOTAL
COUNTRY                                                NET ASSETS
-----------------------------------------------------------------

Dairy Farm International
Holdings Ltd.                                                9.5%
FOOD & DRUG RETAILING,
HONG KONG

China Petroleum &
Chemical Corp.                                               5.3%
OIL & GAS, CHINA

Zhejiang Expressway Co. Ltd.                                 5.0%
TRANSPORTATION
INFRASTRUCTURE, CHINA

Hang Lung Development
Co. Ltd.                                                     4.3%
REAL ESTATE, HONG KONG

Cheung Kong Infrastructure Holdings Ltd.                     4.1%
CONSTRUCTION MATERIALS,
HONG KONG

China Merchants Holdings International Co. Ltd.              3.4%
INDUSTRIAL CONGLOMERATES,
HONG KONG

Citic Pacific Ltd.                                           3.2%
INDUSTRIAL CONGLOMERATES,
HONG KONG

Premier Image
Technology Corp.                                             3.2%
LEISURE EQUIPMENT &
PRODUCTS, TAIWAN

Huaneng Power
International Inc.                                           3.1%
ELECTRIC UTILITIES, CHINA

Jiangsu Expressway Co. Ltd.                                  3.1%
TRANSPORTATION
INFRASTRUCTURE, HONG KONG





Within this environment, Templeton Dragon Fund produced a +16.95% cumulative total return in market-price terms and +0.75% in net asset value terms for the year ended December 31, 2001, as shown in the Performance Summary on page 7.

During the reporting period, we identified a number of value stocks in the China H (Hong Kong listed Chinese companies) and Red Chip (Hong Kong listed companies with significant exposure to China) categories, and we increased our weighting in such companies. We believe that many of these China- related companies may benefit from China's accession into the WTO, especially if reforms are subsequently implemented. We sold the Fund's holdings in China's Shanghai and Shenzhen B markets as stock prices exceeded our estimation of their fair value after experiencing substantial price rises earlier in 2001.

We increased our exposure to Taiwan as we found stocks in the technology sector selling at what we considered attractive prices. The technology crash and reduced electronics products export demand, particularly from the U.S., resulted in substantial share price declines. We now believe that many stocks are trading below their intrinsic value. As a result of the above changes, the Fund's short-term investments and other net assets decreased to 6.4% of total net assets on December 31, 2001, from 13.5% a year earlier.

Within the Fund's top 10 holdings, China H and Red Chip companies tended to replace Hong Kong companies during the 12-month period. For example, China Petroleum & Chemical, Cheung Kong Infrastructure, China Merchants, Citic Pacific, Premier Image Technology and Jiangsu Expressway replaced Cheung Kong Holdings, Hutchison Whampoa, China

Everbright, Swire Pacific, Hong Kong & Shanghai Hotels and Ng Fung Hong. At the end of the period, multi-sector holdings or conglomerates dominated the portfolio, followed by the road transportation and food sectors.

Looking forward, we believe China's and Taiwan's accessions into the WTO may lead to many positive developments for the region. Greater political stability in Taiwan has already begun to lead to an inflow of investment into the island's stock market, and we expect this to continue over the long term. We also believe Hong Kong's strategic position could allow it to benefit from China's evolving position in the global arena. Furthermore, Hong Kong's reputation as the world's freest economy could further support its quest for foreign investment. We will continue our search for opportunities that we believe will allow the Fund to benefit from these conditions.

Of course, investing in any emerging market means accepting a certain amount of volatility and, in some cases, the consequences of severe market corrections. For example, Hong Kong's equity market has increased 491% in the last 20 years, but has suffered 8 quarterly declines of more than 20% each during that time./7/ Investing in emerging markets, particularly "China companies," also entails special considerations, including risks related to market and currency volatility, adverse economic, social and political developments, and the markets' relatively small size and lesser liquidity. Also, as a non-diversified investment company, the Fund may invest in a





7. Source: Hong Kong's Hang Seng Index. Based on quarterly percentage price change over 20 years ended 12/31/01. Market return is measured in U.S. dollar terms and does not include reinvested dividends. The unmanaged Hang Seng Index is a capitalization-weighted index of 33 companies that represent approximately 70% of the total market capitalization of the Stock Exchange of Hong Kong. The components of the index are divided into four subindexes: Finance, Utilities, Properties and Commerce and Industry.

relatively small number of issuers, which could result in a greater risk of loss. While short-term volatility can be disconcerting, declines exceeding 50% are not unusual in emerging markets.

Thank you for investing in Templeton Dragon Fund. We appreciate your confidence and welcome your comments.

Sincerely,

/s/MARK MOBIUS

Mark Mobius
President
Templeton Dragon Fund, Inc.




--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of December 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 12/31/01

ALTHOUGH THE BOARD OF DIRECTORS ADOPTED A MANAGED DISTRIBUTION POLICY FOR THE FUND, DISTRIBUTIONS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF THE FUND'S OPERATING EXPENSES. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS ACCORDING TO THE TERMS SPECIFIED IN THE FUND'S DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN AND DO NOT REFLECT ANY SALES CHARGES PAID AT INCEPTION OR BROKERAGE COMMISSIONS PAID ON SECONDARY MARKET PURCHASES.





PRICE AND DISTRIBUTION INFORMATION

                               CHANGE        12/31/01  12/31/00
---------------------------------------------------------------
Net Asset Value (NAV)          -$1.09         $8.82      $9.91
Market Price (NYSE)            +$0.24         $7.49      $7.25
DISTRIBUTIONS (1/1/01-12/31/01)
Dividend Income                $0.2270
Return of Capital              $0.7542
                               -------
     Total                     $0.9812



PERFORMANCE

                                                    COMMENCEMENT
                                                    OF OPERATIONS
                                    1-YEAR   5-YEAR   (9/20/94)
-----------------------------------------------------------------
Cumulative Total Return/1/
Based on change in NAV             +0.75%   -19.02%  +21.01%
Based on change in market price   +16.95%   -17.52%   -3.41%
Average Annual Total Return/1/
Based on change in NAV             +0.75%    -4.13%   +2.65%
Based on change in market price   +16.95%    -3.78%   -0.47%




During the 12 months ended December 31, 2001, the Fund distributed $0.9812 in accordance with the Fund's managed distribution policy. A portion of the Fund's quarterly distributions exceeded the Fund's actual net investment income and net capital gains for the Fund's fiscal year, resulting in a return of capital for tax purposes. In general, return-of-capital distributions are not taxable. Instead, they reduce the cost basis of your Fund shares, and affect the computation of a gain or loss when you sell your shares. Please see "Important Notice to Shareholders" regarding recent board action to discontinue the Fund's managed distribution policy.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated.


--------------------------------------------------------------------------------
Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified investment company investing in "China companies," the Fund may invest in a relatively small number of issuers and, as a result, be subject to a greater risk of loss with respect to its portfolio securities. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.

IMPORTANT NOTICE TO SHAREHOLDERS

--------------------------------------------------------------------------------
PROPOSED REORGANIZATION. On January 4, 2002, the Board of Directors of the Fund approved a proposal providing for the reorganization of Templeton Vietnam and Southeast Asia Fund, Inc. ("Vietnam Fund") into the Fund. The proposed reorganization involves the Fund's acquisition of substantially all of the assets of Vietnam Fund in exchange for shares of the Fund and the distribution of shares of the Fund to shareholders of Vietnam Fund as a part of the liquidation and dissolution of Vietnam Fund. This transaction, which is expected to be tax-free, is subject to approval of the shareholders of the Fund and Vietnam Fund. If approved, shares will be exchanged based on the respective net asset values of Vietnam Fund and the Fund. In connection with the 2002 Annual Meeting of Shareholders, currently scheduled for May 3, 2002, shareholders of the Fund will receive a proxy statement describing the proposed reorganization in greater detail.

TENDER OFFERS. Also on January 4, 2002, the Board of Directors of the Fund approved a tender offer for up to 10% of the Fund's outstanding shares to be made at not less than 90% of net asset value during an initial 12-month period, to be followed by one or more subsequent tender offers aggregating up to 10% of outstanding Fund shares during the following 12-month period. The tender offers will be made regardless of whether the proposed reorganization with Vietnam Fund takes place. If the proposed reorganization is approved by shareholders of both the Fund and Vietnam Fund, the first tender offer of Fund shares will commence within 90 days following completion of the reorganization. If approval of the reorganization is not obtained at the Fund's shareholder meeting, the first tender offer for Fund shares will commence within 90 days after the Fund's shareholder meeting, or any adjournment thereof. If approval of the reorganization is not obtained at the Vietnam Fund shareholder meeting, the first tender offer for Fund shares will commence within 90 days after the Vietnam shareholder meeting, or any adjournment thereof. The Board of Directors of the Fund may consider recommending additional tender offers in subsequent 12-month periods, depending on market conditions and regulatory and tax considerations. When it is available, shareholders will receive a tender offer statement describing the tender offers in greater detail.

MANAGED DISTRIBUTION POLICY. On July 22, 1998, the Board of Directors of the Fund adopted a managed distribution policy in an effort to address the market discount of the Fund's share price to net asset value. Under the managed distribution policy, the Fund made quarterly distributions to Fund shareholders equal to 2.5% of the Fund's net asset value at the close of the New York Stock Exchange on the Friday prior to the declaration date. A portion of the Fund's quarterly distributions exceeded the Fund's actual net investment income and net realized capital gains for the Fund's fiscal year, resulting in a return of capital for tax purposes. Shareholders who participated in the Fund's dividend reinvestment and cash purchase plan received their distributions in additional shares of the Fund.

On January 4, 2002, the Board of Directors discontinued the Fund's managed distribution policy in connection with the proposed reorganization of Vietnam Fund into Dragon Fund.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MEASUREMENT PERIOD. In June 2001, in efforts to address the Fund's discount, the Board of Directors of the Fund established a nine month measurement period for evaluating the discount of the market value of the Fund's shares from their net asset value. The Measurement Period began on August 1, 2001 and will end on April 30, 2002. If the Fund's shares have traded at an average discount from net asset value of 10% or more during the last 90 days of the Measurement Period (based on the closing price of every trading day during those 90 days), then the Board will take one of three potential actions. The Board, as soon as reasonably practicable, but no later than 180 days from the last day of the Measurement Period, will either commence a tender offer for a portion of the Fund's outstanding shares ("Tender Offer Alternative"); or submit to shareholders a proposal to reorganize the Fund with either an open-end or closed-end investment company ("Merger Alternative"); or submit to shareholders a proposal to convert the Fund to an open-end investment company ("Open-End Alternative"). The Board may determine to take more than one of these actions.

In connection with the Tender Offer Alternative, any tender offer authorized by the Board for a portion of the Fund's shares may be at net asset value less expenses or at a discount to net asset value. In connection with the Merger Alternative, if shareholders vote to reorganize the Fund with an open-end investment company, shares of the reorganized fund would be continuously offered for sale and redeemable at the option of the shareholder (except under limited circumstances permitted under the federal securities laws) at their net asset value less any redemption charge that the Board of the reorganized fund might put into effect and would be payable by shareholders upon redemption. In connection with the Open-End Alternative, if the shareholders vote to open-end the Fund, the Fund will begin to continuously offer its shares for sale following the effectiveness of a registration statement filed with the U.S. Securities and Exchange Commission relating to the Fund's open-end shares. Shares would be redeemable at the option of the shareholder (except under limited circumstances permitted under the federal securities laws) at their net asset value less any redemption charge that the Board of the reorganized fund might put into effect and would be payable by shareholders upon redemption.

As described above, on January 4, 2002, the Board approved a proposed reorganization of Vietnam Fund into the Fund, as well as a tender offer currently scheduled to take place in 2002.

REPURCHASE PROGRAM. The Board of Directors of the Fund previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, shares of the Fund's common stock in open-market transactions, at the discretion of management. This authorization remains in effect.
--------------------------------------------------------------------------------

TEMPLETON DRAGON FUND, INC.
Financial Highlights

                                                                                            YEAR ENDED
                                                         YEAR ENDED DECEMBER 31,             MARCH 31,
                                                 -------------------------------------------------------------
                                                     2001       2000      1999       1998+     1998      1997
                                                 -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE++
(for a share outstanding throughout the year)
Net asset value, beginning of year .............    $9.91     $12.75    $10.00     $13.58    $18.25    $15.73
                                                 --------------------------------------------------------------
Income from investment operations:
 Net investment income .........................      .25        .12       .31        .25       .37       .34
 Net realized and unrealized gains (losses) ....     (.37)     (2.01)     3.58      (3.29)    (3.58)     2.82
                                                 --------------------------------------------------------------
Total from investment operations ...............     (.12)     (1.89)     3.89      (3.04)    (3.21)     3.16
Capital share repurchases ......................      .01        .22        --        .03        --        --
Less distributions from:
 Net investment income .........................     (.23)     (1.17)     (.32)      (.27)     (.35)     (.34)
 Net realized gains ............................       --         --        --         --     (1.11)     (.30)
 Tax return of capital .........................     (.75)        --      (.82)      (.30)       --        --
                                                 --------------------------------------------------------------
Total distributions ............................     (.98)     (1.17)    (1.14)      (.57)    (1.46)     (.64)
Net asset value, end of year ...................    $8.82      $9.91    $12.75     $10.00    $13.58    $18.25
                                                 ==============================================================
Market value, end of year a ....................  $7.4900    $7.2500   $9.8125    $7.3750  $11.3750  $14.5000
                                                 ==============================================================

Total return (based on market value per share)*      16.95% (15.31)%    50.11%   (30.08)%  (11.82)%     7.80%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ................ $429,889   $485,091  $673,869   $528,464  $733,533  $985,719
Ratios to average net assets:
 Expenses ......................................    1.54%      1.56%     1.59%      1.59%**   1.53%     1.50%
 Net investment income .........................    2.58%      1.04%     2.80%      3.21%**   2.14%     1.93%
Portfolio turnover rate ........................   70.94%    132.74%    66.60%     39.92%    13.59%     8.73%


*Total return is not annualized.
**Annualized.
+For the period April 1, 1998 to December 31, 1998. Prior to this period, the Fund's fiscal year end was March 31.
++Based on average weighted shares outstanding effective year ended December 31, 1999.
aBased on the last sale on the New York Stock Exchange.



                       See notes to financial statements.
10

TEMPLETON DRAGON FUND, INC.
STATEMENT OF INVESTMENTS, DECEMBER 31, 2001

                                                                            COUNTRY      SHARES       VALUE
---------------------------------------------------------------------------------------------------------------
     COMMON STOCKS 93.0%
     AIRLINES .7%
     China Eastern Airline Corp. Ltd., H ..................................  China     13,006,000  $  1,567,822
    *China Southern Airlines Co. Ltd., H ..................................  China      4,456,000     1,285,739
                                                                                                   ------------
                                                                                                      2,853,561
                                                                                                   ------------
     AUTOMOBILES 1.3%
    *Brilliance China Automotive Holdings Ltd. ............................  China      3,070,000       562,988
     Qingling Motors Co. Ltd., H ..........................................  China     35,106,000     5,222,332
                                                                                                   ------------
                                                                                                      5,785,320
                                                                                                   ------------
     BANKS .6%
    *Bank Sinopac ......................................................... Taiwan      2,411,000     1,006,019
     Chinatrust Commercial Bank ........................................... Taiwan      2,527,000     1,516,633
                                                                                                   ------------
                                                                                                      2,522,652
                                                                                                   ------------
    +BEVERAGES 2.4%
     Tsingtao Brewery Co. Ltd., H .........................................  China     40,502,000    10,387,992
                                                                                                   ------------
     CHEMICALS 2.3%
     Sinopec Beijing Yanhua Petrochemical Co. Ltd. ........................  China     77,872,000     6,590,986
     Sinopec Shanghai Petrochemical Co. Ltd. ..............................  China     35,718,000     3,206,345
                                                                                                   ------------
                                                                                                      9,797,331
                                                                                                   ------------
    *COMMUNICATIONS EQUIPMENT .9%
     Accton Technology Corp. .............................................. Taiwan      1,553,200     3,995,084
                                                                                                   ------------
     COMPUTERS & PERIPHERALS .8%
     Legend Holdings Ltd. .................................................Hong Kong    6,838,000     3,485,711
                                                                                                   ------------
     CONSTRUCTION MATERIALS 4.1%
     Cheung Kong Infrastructure Holdings Ltd. .............................Hong Kong   11,212,000    17,469,662
                                                                                                   ------------
     DISTRIBUTORS 1.3%
     China Resources Enterprise Ltd. ......................................  China      6,140,000     5,747,995
                                                                                                   ------------
     DIVERSIFIED FINANCIALS 3.7%
     China Everbright Ltd. ................................................  China     14,095,788    10,574,756
    *Fubon Group Co. Ltd. ................................................. Taiwan      2,330,374     2,024,674
    *Yuanta Core Pacific Securities Co. ................................... Taiwan      4,884,020     3,363,958
                                                                                                   ------------
                                                                                                     15,963,388
                                                                                                   ------------
     ELECTRIC UTILITIES 6.0%
     Beijing Datang Power Generation Co. Ltd., H ..........................  China     38,198,000    12,246,324
     Huaneng Power International Inc., H ..................................  China     22,184,000    13,370,968
                                                                                                   ------------
                                                                                                     25,617,292
                                                                                                   ------------
     FOOD & DRUG RETAILING 9.5%
     Dairy Farm International Holdings Ltd. ...............................Hong Kong   62,945,478    40,914,561
                                                                                                   ------------
     HOTELS RESTAURANTS & LEISURE 2.4%
     Hong Kong & Shanghai Hotels Ltd. .....................................Hong Kong   28,147,000    10,467,796
                                                                                                   ------------

TEMPLETON DRAGON FUND, INC.
STATEMENT OF INVESTMENTS, DECEMBER 31, 2001 (CONT.)

                                                                            COUNTRY     SHARES        VALUE
---------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     HOUSEHOLD DURABLES 2.0%
     TCL International Holdings Inc. .....................................   China     50,914,000  $  8,488,006
                                                                                                   ------------
     INDUSTRIAL CONGLOMERATES 9.7%
     Beijing Enterprises Holdings Ltd. ................................... Hong Kong    2,824,000     3,476,651
     China Merchants Holdings International Co. Ltd. ..................... Hong Kong   22,860,000    14,657,886
     Citic Pacific Ltd. .................................................. Hong Kong    6,257,000    13,921,651
     Hutchison Whampoa Ltd. .............................................. Hong Kong      622,000     6,002,360
     Shanghai Industrial Holdings Ltd. ................................... Hong Kong    2,008,000     3,682,348
                                                                                                   ------------
                                                                                                     41,740,896
                                                                                                   ------------
    *IT CONSULTING & SERVICES .6%
     Travelsky Technology Ltd., H ........................................   China      3,112,000     2,394,506
                                                                                                   ------------
     LEISURE EQUIPMENT & PRODUCTS 3.4%
     Giant Manufacturing Co. .............................................  Taiwan        947,000       906,673
     Premier Image Technology Corp. ......................................  Taiwan      6,984,000    13,772,392
                                                                                                   ------------
                                                                                                     14,679,065
                                                                                                   ------------
     MARINE 1.6%
     China Shipping Development Co. Ltd., H ..............................   China     43,988,000     6,994,892
                                                                                                   ------------
    +METALS & MINING 1.6%
     Angang New Steel Company Ltd., H ....................................   China     58,332,000     6,732,471
                                                                                                   ------------
     OIL & GAS 7.4%
     China Petroleum & Chemical Corp., H .................................   China    164,928,000    22,630,976
     PetroChina Co. Ltd., H ..............................................   China     50,880,000     9,004,328
                                                                                                   ------------
                                                                                                     31,635,304
                                                                                                   ------------
    *PHARMACEUTICALS 1.2%
     China Pharmaceutical Enterprise & Investment Corp. Ltd. .............   China     55,914,000     5,019,307
                                                                                                   ------------
     REAL ESTATE 8.6%
     Cheung Kong Holdings Ltd. ........................................... Hong Kong      989,000    10,273,216
     Hang Lung Development Co. Ltd. ...................................... Hong Kong   20,981,000    18,565,233
     Henderson China Holdings Ltd. ....................................... Hong Kong    9,215,000     4,254,250
     Henderson Investment Ltd. ........................................... Hong Kong    5,227,000     4,055,393
                                                                                                   ------------
                                                                                                     37,148,092
                                                                                                   ------------
     ROAD & RAIL 1.5%
     Guangshen Railway Co. Ltd., H .......................................   China     27,326,000     4,485,503
     MTR Corp. Ltd. ...................................................... Hong Kong    1,517,803     1,985,367
                                                                                                   ------------
                                                                                                      6,470,870
                                                                                                   ------------
     SEMICONDUCTOR EQUIPMENT & PRODUCTS 4.0%
    *Siliconware Precision Industries Co. Ltd. ...........................  Taiwan      6,567,000     5,799,380
    *Taiwan Semiconductor Manufacturing Co. ..............................  Taiwan      4,481,800    11,207,702
                                                                                                   ------------
                                                                                                     17,007,082
                                                                                                   ------------

TEMPLETON DRAGON FUND, INC.
STATEMENT OF INVESTMENTS, DECEMBER 31, 2001 (CONT.)

                                                                            COUNTRY     SHARES        VALUE
---------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     TRANSPORTATION INFRASTRUCTURE 9.6%
     Cosco Pacific Ltd. ................................................   Hong Kong   13,462,000  $  6,948,652
     Jiangsu Expressway Co. Ltd. .......................................   Hong Kong   59,838,000    13,121,948
    +Zhejiang Expressway Co. Ltd., H ...................................     China     86,468,000    21,290,299
                                                                                                   ------------
                                                                                                     41,360,899
                                                                                                   ------------
     WIRELESS TELECOMMUNICATION SERVICES 5.8%
    *China Mobile (Hong Kong) Ltd. .....................................     China      3,226,000    11,356,169
    *China Unicom Ltd. .................................................     China      8,736,000     9,634,656
     Smartone Telecommunications Holdings Ltd. .........................   Hong Kong    3,380,000     4,031,111
                                                                                                   ------------
                                                                                                     25,021,936
                                                                                                   ------------
     TOTAL COMMON STOCKS (COST $423,821,342) ...........................                            399,701,671
                                                                                                   ------------


                                                                                       PRINCIPAL
                                                                                        AMOUNT
                                                                                     ------------
     BONDS (COST $6,937,154) .6%
     Qingling Motors Co. Ltd., cvt., 3.50%, 1/22/02 ....................     China   $  7,306,000     2,600,205
                                                                                                   ------------



                                                                                         SHARES
                                                                                     ------------
    aSHORT TERM INVESTMENTS (COST $22,016,079) 5.1%
     Franklin Institutional Fiduciary Trust Money Market Portfolio ..... United States 22,016,079    22,016,079
                                                                                                   ------------
     TOTAL INVESTMENTS (COST $452,774,575) 98.7% .......................                            424,317,955
     OTHER ASSETS LESS LIABILITIES 1.3% ................................                              5,571,275
                                                                                                   ------------
     TOTAL NET ASSETS 100.0% ...........................................                           $429,889,230
                                                                                                   ============



     *Non-income producing.
     +See note 6 regarding holdings of 5% voting securities.
     aSee note 3 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.


                                            See notes to financial statements.

TEMPLETON DRAGON FUND, INC.
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

Assets:
 Investments in securities, at value:
  Unaffiliated issuers (cost $408,072,231) ..................................  $363,891,114
  Non controlled affiliates (cost $22,686,265) ..............................    38,410,762
  Other affiliates (cost $22,016,079) .......................................    22,016,079   $ 424,317,955
                                                                               ------------
 Foreign cash, at value (cost $6,030,410) ...................................                     6,049,368
 Receivables:
  Investment securities sold ................................................                       104,082
  Interest ..................................................................                       240,083
                                                                                              --------------
      Total assets ..........................................................                   430,711,488
                                                                                              --------------
Liabilities:
 Payables to affiliates .....................................................                       499,030
 Accrued expenses ...........................................................                       323,228
                                                                                              --------------
      Total liabilities .....................................................                       822,258
                                                                                              --------------
Net assets, at value ........................................................                 $ 429,889,230
                                                                                              ==============
Net assets consist of:
  Net unrealized depreciation ...............................................                 $ (28,437,664)
  Accumulated net realized loss .............................................                  (104,951,475)
  Capital shares ............................................................                   563,278,369
                                                                                              --------------
Net assets, at value ........................................................                  $429,889,230
                                                                                              ==============
Net asset value per share ($429,889,230 / 48,741,093 shares outstanding) ....                         $8.82
                                                                                              ==============






                       See notes to financial statements.
14

TEMPLETON DRAGON FUND, INC.
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001

Investment Income:
 (net of foreign taxes of $458,982)
 Dividends ................................................................... $ 15,089,743
 Interest ....................................................................    4,335,097
                                                                               -------------
      Total investment income ................................................                $ 19,424,840
Expenses:
 Management fees (Note 3) ....................................................    5,837,933
 Administrative fees (Note 3) ................................................      713,933
 Transfer agent fees .........................................................      237,400
 Custodian fees ..............................................................      214,130
 Registration and filing fees ................................................       41,130
 Professional fees ...........................................................      144,020
 Directors' fees and expenses ................................................       50,200
 Other .......................................................................        4,650
                                                                               -------------
      Total expenses .........................................................                   7,243,396
                                                                                              -------------
           Net investment income .............................................                  12,181,444
                                                                                              -------------
Realized and unrealized gains (losses): Net realized loss from:
  Investments ................................................................  (35,306,674)
  Foreign currency transactions ..............................................     (542,963)
                                                                               -------------
      Net realized loss (35,849,637) Net unrealized appreciation on:
  Investments ................................................................   17,994,979
  Translation of assets and liabilities denominated in foreign currencies ....       18,956
                                                                               -------------
      Net unrealized appreciation ............................................                  18,013,935
                                                                                              -------------
Net realized and unrealized loss .............................................                 (17,835,702)
                                                                                              -------------
Net decrease in net assets resulting from operations .........................                $ (5,654,258)
                                                                                              =============



                       See notes to financial statements.

TEMPLETON DRAGON FUND, INC.
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                                                                                                2001          2000
                                                                                          ----------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ................................................................. $ 12,181,444  $   6,192,385
  Net realized gain (loss) from investments and foreign currency transactions ...........  (35,849,637)    89,849,291
  Net unrealized appreciation (depreciation) on investments and translation of
 assets and liabilities denominated in foreign currencies ...............................   18,013,935   (191,806,709)
                                                                                          ----------------------------
      Net decrease in net assets resulting from operations ..............................   (5,654,258)   (95,765,033)

 Distributions to shareholders from:
  Net investment income .................................................................  (11,028,205)   (59,635,315)
  Tax return of capital .................................................................  (36,831,606)            --
                                                                                          ----------------------------
Total distributions to shareholders .....................................................  (47,859,811)   (59,635,315)

 Capital share transactions (Note 2) ....................................................   (1,688,066)   (33,376,986)
                                                                                          ----------------------------
      Net decrease in net assets ........................................................  (55,202,135)  (188,777,334)

Net assets (there is no undistributed net investment income at beginning or end of year):
 Beginning of year ......................................................................  485,091,365    673,868,699
                                                                                          ----------------------------
 End of year ............................................................................ $429,889,230  $ 485,091,365
                                                                                          ============================



                       See notes to financial statements.

TEMPLETON DRAGON FUND, INC.
Notes to Financial Statements



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Dragon Fund, Inc. (the Fund), is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund seeks long-term capital appreciation by investing at least 45% of its total assets in the equity securities of "China companies", as defined in the Fund's prospectus. The following summarizes the Fund's significant accounting policies.

On January 4, 2002, the Board of Directors of the Fund approved a proposal to merge Templeton Vietnam and Southeast Asia Fund, Inc. into the Fund subject to approval by both the shareholders of the Fund, and of Templeton Vietnam and Southeast Asia Fund, Inc.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

TEMPLETON DRAGON FUND, INC.
Notes to Financial Statements (CONTINUED)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

D. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. CAPITAL STOCK

On October 18, 1997, the Board of Directors of the Fund authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, up to 5.4 million shares of the Fund's common stock in open-market transactions, at the discretion of management (approximately 10% of the shares outstanding at the time the program was initially implemented). In May 2000, the Board of Directors removed the 10% limitation on share repurchases in order to give management greater flexibility to engage in an aggressive share repurchase program.

At December 31, 2001, there were 100 million shares authorized ($0.01 par value). During the year ended December 31, 2001, 207,100 shares were repurchased for $1,688,066. The weighted average discount of market price to net asset value of shares repurchased during the year ended December 31, 2001 was 20%. During the year ended December 31, 2000, 3,911,700 shares were repurchased for $33,376,986. Through December 31, 2001, the Fund had repurchased a total of 5,266,000 shares.


3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
Certain officers of the Fund are also officers or directors of Templeton Asset Management Ltd. (TAML) and Franklin Templeton Services, LLC (FT Services), the Fund's investment manager and administrative manager, respectively.

TEMPLETON DRAGON FUND, INC.
Notes to Financial Statements (CONTINUED)



3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund) which is managed by Franklin Advisers Inc. The Fund earned $1,181,437 of dividend income from investment in the Sweep Money Fund.

The Fund pays an investment management fee to TAML of 1.25% per year of the average weekly net assets of the Fund. Management fees were reduced on assets invested in the Sweep Money Fund. The Fund pays FT Services an administrative fee of 0.15% per year of the Fund's average weekly net assets, of which 0.10% is paid to Nomura Asset Management, Inc.


4. INCOME TAXES

At December 31, 2001, the cost of investments and net unrealized depreciation for income tax purposes were as follows:

                 Cost of investments .......................  $456,456,538
                                                              -------------
                 Unrealized appreciation ...................    43,098,720
                 Unrealized depreciation ...................   (75,237,303)
                                                              -------------
                 Net unrealized depreciation ...............  $(32,138,583)
                                                              =============

The tax character of distributions paid during the year ended December 31, 2001, was the same for financial statements and tax purposes.

Net investment income and net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and losses realized subsequent to October 31, on the sales of foreign currencies.

At December 31, 2001, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                 Capital loss carryovers expiring in:
                  2006 ..............................$  4,270,183
                  2007 ..............................  49,694,430
                  2009 ..............................  47,221,414
                                                     ------------
                                                     $101,186,027
                                                     ============

At December 31, 2001, the Fund had deferred foreign currency losses occurring subsequent to October 31, 2001 of $83,486. For tax purposes, such losses will be reflected in the year ended December 31, 2002.

TEMPLETON DRAGON FUND, INC.
Notes to Financial Statements (CONTINUED)



5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2001 aggregated $308,800,119 and $315,715,141, respectively.


6. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" at December 31, 2001 were as shown below.

                                   NUMBER OF                                NUMBER OF                                   REALIZED
                                  SHARES HELD      GROSS       GROSS      SHARES HELD       VALUE     DIVIDEND INCOME    CAPITAL
NAME OF ISSUER                   DEC. 31, 2000   ADDITIONS  REDUCTIONS   DEC. 31, 2001 DEC. 31, 2001  1/1/01-12/31/01 GAINS(LOSSES)
-----------------------------------------------------------------------------------------------------------------------------------
NON CONTROLLED AFFILIATES
Angang New Steel Company Ltd., H .. 52,920,000  20,864,000  15,452,000     58,332,000      $ 6,732,471         $667,874 $  954,726
Tsingtao Brewery Co. Ltd., H ...... 39,854,000     752,000     104,000     40,502,000       10,387,992          481,447       (859)
Zhejiang Expressway Co. Ltd., H ...102,052,000   1,700,000  17,284,000     86,468,000       21,290,299        1,213,320    408,279
                                                                                           ----------------------------------------
TOTAL NON CONTROLLED AFFILIATES                                                            $38,410,762       $2,362,641 $1,362,146
                                                                                           ========================================

TEMPLETON DRAGON FUND, INC.
INDEPENDENT AUDITORS' REPORT
To the Board of Directors and Shareholders of Templeton Dragon Fund, Inc.


In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Dragon Fund, Inc. (the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial highlights for each of the periods prior to January 1, 1999 were audited by other independent accountants whose report dated January 28, 1999 expressed an unqualified opinion on those statements.



PricewaterhouseCoopers LLP
San Francisco, California
January 31, 2002

TEMPLETON DRAGON FUND, INC.
Annual Meeting of Shareholders, August 30, 2001


An Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Ft. Lauderdale, Florida, on August 30, 2001. The purpose of the meeting was to elect four Directors of the Fund. At the meeting, the following persons were elected by the shareholders to serve as Directors of the
Fund: Martin L. Flanagan, Andrew H. Hines, Jr., Edith E. Holiday and Charles B. Johnson.* No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

The election of four (4) Directors:

                                            % OF          % OF                          % OF        % OF
                                         OUTSTANDING      VOTED                      OUTSTANDING    VOTED
  TERM EXPIRING 2004:       FOR            SHARES         SHARES       WITHHELD         SHARES      SHARES
----------------------------------------------------------------------------------------------------------
  Martin L. Flanagan     44,352,390        90.99%         98.75%        560,635         1.15%        1.25%
  Andrew H. Hines, Jr.   44,101,464        90.47%         98.19%        811,561         1.67%        1.81%
  Edith E. Holiday       44,189,513        90.65%         98.39%        723,512         1.49%        1.61%
  Charles B. Johnson     44,355,100        90.99%         98.76%        557,925         1.15%        1.24%


*Harris J. Ashton, Nicholas F. Brady, Frank J. Crothers, S. Joseph Fortunato,
 Betty P. Krahmer, Gordon S. Macklin, Fred R. Millsaps and Constantine D. Tseretopoulos are Directors of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.

TEMPLETON DRAGON FUND, INC.
Dividend Reinvestment and Cash Purchase Plan


The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

If shares of the Fund are held in the shareholder's name, the shareholder will automatically be a participant in the Plan (other than shareholders holding their shares through Japan Securities Clearing Corporation, who will not be enrolled in the Plan unless certain conditions are met and they elect to participate), unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

Participants should contact Mellon Investor Services LLC, P.O. Box 3338, South Hackensack, NJ 07606-1938, to receive the Plan brochure.

To receive dividends or distributions in cash, the shareholder must notify Mellon Securities Trust Company (the "Plan Agent") at the address above or the institution in whose name the shares are held. The Plan Agent must receive written notice within 10 business days before the record date for the distribution.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to the Plan Agent, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Securities Trust Company" and sent to Mellon Investor Services LLC, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attn:
Templeton Dragon Fund, Inc. The Plan Agent shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of the Fund's shares in the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax which may be payable on dividends or distributions.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent sent to Mellon Investor Services LLC, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

TEMPLETON DRAGON FUND, INC.



TRANSFER AGENT

Mellon Investor Services LLC
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
1-800/416-5585
www.melloninvestor.com

















SHAREHOLDER INFORMATION

Shares of Templeton Dragon Fund, Inc. are traded daily on the New York Stock Exchange under the symbol "TDF". The Fund's shares are also listed and traded in Japan on the Osaka Securities Exchange. Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about distributions and shareholder accounts, call 1-800-416-5585. Registered shareholders can now access their Fund account on-line with INVESTOR SERVICE DIRECTSM. For information go to Mellon Investor Services' web site at https://vault.melloninvestor.com/isd and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. pacific time any business day at 1-800-DIAL BEN(R) (1-800-342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of the reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list by writing Templeton Dragon Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St Petersburg, FL 33733-8030.

TEMPLETON DRAGON FUND, INC.
Tax Designation


At December 31, 2001, more than 50% of the Templeton Dragon Fund, Inc.'s assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The following table provides a breakdown by country of foreign source income and foreign taxes paid, as designated by the Fund, to shareholders of record on December 13, 2001.



                                     FOREIGN TAX PAID         FOREIGN SOURCE
                    COUNTRY             PER SHARE            INCOME PER SHARE
                    ------------------------------------------------------------
                    China              $0.0000                   $0.1542
                    Hong Kong           0.0000                    0.0751
                    Taiwan              0.0094                    0.0076
                                  ----------------------------------------------
                    TOTAL              $0.0094                   $0.2369
                                  ==============================================



In January 2002, shareholders will receive Form 1099-DIV which will include their share of taxes withheld and foreign source income distributed during the calendar year 2001. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

DIRECTORS AND OFFICERS


The name, age and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below. Each director will serve until that person's successor is elected and qualified.

INDEPENDENT DIRECTORS                                   NUMBER OF
                                                    PORTFOLIOS IN FUND
                                        LENGTH OF   COMPLEX OVERSEEN
NAME, AGE AND ADDRESS      POSITION     TIME SERVED   BY DIRECTOR*      OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------

HARRIS J. ASHTON (69)      Director     Since 1994        139           Director, RBC Holdings, Inc. (bank holding company)
500 East Broward Blvd.                                                  and Bar-S Foods (meat packing company).
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY,  President, Chief Executive Officer and Chairman of the Board,  General Host Corporation (nursery and craft centers)
(until 1998).
---------------------------------------------------------------------------------------------------------------------------

FRANK J. CROTHERS (57)     Director     Since 1998         20           None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Caribbean Electric Utility Services Corporation and Atlantic Equipment
& Power Ltd.;  Vice  Chairman,  Caribbean  Utilities Co., Ltd.; and Director and
President,  Provo Power Company Ltd. and director of various other  business and nonprofit organizations.
---------------------------------------------------------------------------------------------------------------------------

S. JOSEPH FORTUNATO (69)   Director     Since 1994        140           None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Member of the law firm of Pitney, Hardin, Kipp & Szuch.
---------------------------------------------------------------------------------------------------------------------------

ANDREW H. HINES, JR. (78)  Director     Since 1994        31            None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Consultant,  Triangle  Consulting  Group;  and  Executive-in-Residence,   Eckerd
College  (1991-present);  and  FORMERLY,  Chairman and  Director,  Precise Power
Corporation   (1990-1997),   Director,   Checkers  Drive-In   Restaurant,   Inc.
(1994-1997),  and  Chairman of the Board and Chief  Executive  Officer,  Florida
Progress  Corporation  (holding  company in the  energy  area)  (1982-1990)  and director of various of its subsidiaries.
---------------------------------------------------------------------------------------------------------------------------

                                                        NUMBER OF
                                                    PORTFOLIOS IN FUND
                                        LENGTH OF   COMPLEX OVERSEEN
NAME, AGE AND ADDRESS      POSITION     TIME SERVED   BY DIRECTOR*      OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (49)      Director     Since 1996        85            Director, Amerada Hess Corporation (exploration and
500 East Broward Blvd.                                                  refining of oil and gas), Hercules Incorporated
Suite 2100                                                              (chemicals, fibers and resins), Beverly
Fort Lauderdale, FL 33394-3091                                          Enterprises, Inc. (health care), H.J. Heinz Company
                                                                        (processed foods and allied products), RTI
                                                                        International Metals, Inc. (manufacture and
                                                                        distribution of titanium), Digex Incorporated (web
                                                                        hosting provider), and Canadian National Railway
                                                                        (railroad).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies;  and FORMERLY,  Assistant to the President of the
United States and Secretary of the Cabinet  (1990-1993),  General Counsel to the
United States Treasury  Department  (1989-1990),  and Counselor to the Secretary
and Assistant  Secretary  for Public  Affairs and Public  Liaison-United  States
Treasury Department (1988-1989).
---------------------------------------------------------------------------------------------------------------------------

BETTY P. KRAHMER (72)      Director     Since 1994        25            None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director  or trustee of  various  civic  associations;  and  FORMERLY,  Economic
Analyst, U.S. government.
---------------------------------------------------------------------------------------------------------------------------

GORDON S. MACKLIN (73)     Director     Since 1994        139           Director, Martek Biosciences Corporation, WorldCom,
500 East Broward Blvd.                                                  Inc. (communications services), MedImmune, Inc.
Suite 2100                                                              (biotechnology), Overstock.com (Internet services),
Fort Lauderdale, FL 33394-3091                                          and Spacehab, Inc. (aerospace services).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman,  White Mountains  Insurance Group, Ltd. (holding company);  and
FORMERLY,  Chairman,  White River Corporation  (financial services) (until 1998)
and Hambrecht & Quist Group  (investment  banking)  (until 1992),  and Chairman,
White River Corporation  (financial services) (until 1998) and Hambrecht & Quist
Group (investment banking) (until 1992), and President,  National Association of
Securities Dealers, Inc. (until 1987).
---------------------------------------------------------------------------------------------------------------------------

FRED R. MILLSAPS (72)      Director     Since 1994        31            None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director  of  various  business  and  nonprofit  organizations,  and  manager of personal investments (1978-present);  and formerly, Chairman and Chief Executive
Officer,  Landmark Banking  Corporation  (1969-1978),  Financial Vice President,
Florida Power and Light (1965-1969), and Vice President, Federal Reserve Bank of
Atlanta (1958-1965).
---------------------------------------------------------------------------------------------------------------------------

CONSTANTINE D.             Director     Since 1998        21            None
TSERETOPOULOS (47)
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Physician, Lyford Cay Hospital (1987-present), and director of various nonprofit
organizations   and  FORMERLY,   Cardiology   Fellow,   University  of  Maryland
(1985-1987) and Internal  Medicine  Resident,  Greater  Baltimore Medical Center
(1982-1985).
---------------------------------------------------------------------------------------------------------------------------

INDEPENDENT DIRECTORS                                   NUMBER OF
                                                    PORTFOLIOS IN FUND
                                        LENGTH OF   COMPLEX OVERSEEN
NAME, AGE AND ADDRESS      POSITION     TIME SERVED   BY DIRECTOR*      OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
**NICHOLAS F. BRADY (71)   Director     Since 1994        66            Director, Amerada Hess Corporation (exploration and
500 East Broward Blvd.                                                  refining of oil and gas), C2, Inc. (operating and
Suite 2100                                                              investment business), and H.J. Heinz Company
Fort Lauderdale, FL 33394-3091                                          (processed foods and allied products).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman,  Templeton  Emerging  Markets  Investment  Trust PLC,  Darby  Overseas
Investments,  Ltd. and Darby Emerging Markets Investments LDC (investment firms)
(1994-present);   Director,   Templeton  Capital  Advisors  Ltd.,  and  Franklin
Templeton  Investment  Fund;  and  FORMERLY,  Secretary  of  the  United  States
Department of the Treasury  (1988-1993),  Chairman of the Board,  Dillon, Read &
Co., Inc.  (investment banking) (until 1988) and U.S. Senator, New Jersey (April
1982-December 1982).
---------------------------------------------------------------------------------------------------------------------------

**MARTIN L. FLANAGAN (41)  Director     Since 1994        7             None
One Franklin Parkway       and Vice
San Mateo, CA 94403-1906   President

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President,  Member - Office of the President,  Chief Financial Officer and Chief
Operating  Officer,  Franklin  Resources,  Inc.; Senior Vice President and Chief
Financial  Officer,  Franklin Mutual  Advisers,  LLC;  Executive Vice President,
Chief Financial Officer and Director,  Templeton Worldwide, Inc.; Executive Vice
President  and Chief  Operating  Officer,  Templeton  Investment  Counsel,  LLC;
Executive Vice President and Director,  Franklin Advisers,  Inc.; Executive Vice
President,  Franklin Investment  Advisory Services,  Inc. and Franklin Templeton
Investor  Services,  LLC; Chief Financial  Officer,  Franklin Advisory Services,
LLC; Chairman,  Franklin Templeton Services, LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.
---------------------------------------------------------------------------------------------------------------------------

**+CHARLES B. JOHNSON (68) Director     Since 1994        139           None
One Franklin Parkway       and Vice
San Mateo, CA 94403-1906   President

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer,  Member - Office of the Chairman
and Director,  Franklin  Resources,  Inc.;  Vice President,  Franklin  Templeton
Distributors,  Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc.
---------------------------------------------------------------------------------------------------------------------------

HARMON E. BURNS (56)       Vice         Since 1996        Not           None
One Franklin Parkway       President                      Applicable
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources,
Inc.;  Vice  President  and Director,  Franklin  Templeton  Distributors,  Inc.;
Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment
Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other  subsidiaries  of Franklin  Resources,  Inc.  and of 51 investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------

JEFFERY A. EVERETT (37)    Vice         Since 2001        Not           None
P.O. Box N-7759            President                      Applicable
Lyford Cay, Nassau, Bahamas

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director,  Templeton Global Advisors Limited; officer of 18 of the investment companies in Franklin Templeton Investments; and FORMERLY, Investment
Officer, First Pennsylvania Investment Research (until 1989).
---------------------------------------------------------------------------------------------------------------------------

INDEPENDENT DIRECTORS                                   NUMBER OF
                                                    PORTFOLIOS IN FUND
                                        LENGTH OF   COMPLEX OVERSEEN
NAME, AGE AND ADDRESS      POSITION     TIME SERVED   BY DIRECTOR*      OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (54)         Vice         Since 2000        Not           None
One Franklin Parkway       President                      Applicable
San Mateo, CA 94403-1906   and Assistant
                           Secretary

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources,  Inc.; President, Chief Executive
Officer and Director,  Property Resources,  Inc. and Franklin Properties,  Inc.;
officer and/or director of some of the other subsidiaries of Franklin Resources,
Inc.;  officer  of  53  of  the  investment   companies  in  Franklin  Templeton
Investments;  and FORMERLY,  President,  Chief  Executive  Officer and Director,
Property  Resources  Equity Trust (until 1999) and Franklin  Select Realty Trust
(until 2000).
---------------------------------------------------------------------------------------------------------------------------

BARBARA J. GREEN (54)      Vice         Vice President    Not           None
One Franklin Parkway       President    since 2000        Applicable
San Mateo, CA 94403-1906   and          Secretary since
                           Secretary    1996

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and Deputy General Counsel, Franklin Resources,  Inc.; and Senior
Vice  President,  Templeton  Worldwide,  Inc.;  officer of 53 of the  investment companies in Franklin  Templeton  Investments;  and FORMERLY,  Deputy  Director,
Division of Investment Management, Executive Assistant and Senior Advisor to the
Chairman,  Counselor to the Chairman,  Special Counsel and Attorney Fellow, U.S.
Securities and Exchange Commission (1986-1995),  Attorney, Rogers & Wells (until
1986),  and Judicial  Clerk,  U.S.  District Court  (District of  Massachusetts)
(until 1979).
---------------------------------------------------------------------------------------------------------------------------

+CHARLES E. JOHNSON (45)   Vice         Since 1996        Not           None
One Franklin Parkway       President                      Applicable
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President,  Member - Office of the President and Director,  Franklin  Resources,
Inc.; Senior Vice President,  Franklin Templeton  Distributors,  Inc.; President
and Director, Templeton Worldwide, Inc. and Franklin Advisers, Inc.; Chairman of
the Board, President and Director,  Franklin Investment Advisory Services, Inc.;
and  officer  and/or  director  of some of the other  subsidiaries  of  Franklin
Resources,  Inc.; and officer and/or director or trustee, as the case may be, of
34 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------

+RUPERT H.JOHNSON, JR.(61) Vice         Since 1996        Not           None
One Franklin Parkway       President                      Applicable
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources,
Inc.;  Vice  President  and Director,  Franklin  Templeton  Distributors,  Inc.;
Director,  Franklin Advisers,  Inc. and Franklin  Investment  Advisory Services,
Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee,  as the case may be, of most of the other  subsidiaries  of
Franklin  Resources,  Inc.  and of 51 of the  investment  companies  in Franklin
Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------

JOHN R. KAY (61)           Vice         Since 1994        Not           None
500 East Broward Blvd.     President                      Applicable
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President,  Templeton Worldwide,  Inc.; Assistant Vice President,  Franklin
Templeton  Distributors,   Inc.;  Senior  Vice  President,   Franklin  Templeton
Services,  LLC; officer of 23 of the investment  companies in Franklin Templeton
Investments; and FORMERLY, Vice President and Controller, Keystone Group, Inc.
---------------------------------------------------------------------------------------------------------------------------

INDEPENDENT DIRECTORS                                   NUMBER OF
                                                    PORTFOLIOS IN FUND
                                        LENGTH OF   COMPLEX OVERSEEN
NAME, AGE AND ADDRESS      POSITION     TIME SERVED   BY DIRECTOR*      OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
MARK MOBIUS (65)           President    Since 1994        Not           None
Two Exchange Square                                       Applicable
39th Floor, Suite 3905-08
Hong Kong

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Portfolio Manager of various Templeton advisory  affiliates;  Managing Director,
Templeton  Asset  Management  Ltd.;   Executive  Vice  President  and  Director,
Templeton Global Advisors Limited;  officer of eight of the investment companies in Franklin Templeton Investments; officer and/or director as the case may be of some of the subsidiaries of Franklin Resources,  Inc.; and FORMERLY,  President,
International  Investment  Trust Company Limited  (investment  manager of Taiwan
R.O.C. Fund) (1986-1987), and Director, Vickers da Costa, Hong Kong (1983-1986).
--------------------------------------------------------------------------------------------------------------------------

BRUCE S. ROSENBERG (40)    Treasurer    Since 2000        Not           None
500 East Broward Blvd.                                    Applicable
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice  President,  Franklin  Templeton  Services,  LLC,  and officer of 19 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------

MURRAY L. SIMPSON (64)     Vice         Since 2000        Not           None
One Franklin Parkway       President                      Applicable
San Mateo, CA 94403-1906   and Assistant
                           Secretary

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources,  Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 53 of  the  investment  companies  in  Franklin  Templeton  Investments;  and
FORMERLY,  Chief Executive  Officer and Managing  Director,  Templeton  Franklin
Investment  Services  (Asia) Limited (until 2000) and Director,  Templeton Asset
Management Ltd. (until 1999).
---------------------------------------------------------------------------------------------------------------------------


*We base the number of portfolios on each separate series of the registered investment companies comprising the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson is considered an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Franklin Resources, Inc., which is the parent company of the Fund's adviser and distributor. Mr. Flanagan's status as an interested person results from his position as an officer of Franklin Resources, Inc. Mr. Brady's status as an interested person results from his business affiliations with Franklin Resources, Inc. and Templeton Global Advisors Limited. Mr. Brady and
Franklin Resources, Inc. are both limited partners of Darby Overseas Partners, L.P. (Darby Overseas). Mr. Brady is Chairman and shareholder of Darby Overseas Investments, Ltd., which is the corporate general partner of Darby Overseas. In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P. (DEMF). Mr. Brady serves as Chairman of the corporate general partner of DEMF, and Darby Overseas and its general partner own 100% of the stock of the general partner of DEMF. Mr. Brady is also a director of Templeton Capital Advisors Ltd. (TCAL), which serves as investment manager to certain unregistered funds. TCAL and Templeton Global Advisors Limited are both indirect subsidiaries of Franklin Resources, Inc.

+Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.

[logo omitted]
FRANKLIN TEMPLETON INVESTMENTS

100 Fountain Parkway
P.O. Box 33030
St. Petersburg, Florida 33733-8030





ANNUAL REPORT
TEMPLETON DRAGON FUND, INC.


AUDITORS
PricewaterhouseCoopers LLP
333 Market Street
San Francisco, CA 94105

TRANSFER AGENT
Mellon Investor Services LLC
85 Challenger Road
Overpeck Centre
Ridgefield Park, New Jersey 07660
1-800/416-5585
www.melloninvestor.com

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in the shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

TLTDF A2001 02/02    [recycled symbol omitted] Printed on recycled paper